UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2003 (October 21, 2003)

RESOURCE BANKSHARES CORPORATION

(Exact name of Registrant as specified in its charter)

Virginia	001-14319	54-1904386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3720 Virginia Beach Blvd., Virginia Beach, Virginia	23452
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 463-2265

N/A

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release of Resource Bankshares Corporation dated October 21, 2003

Item 12.	Results of Operation and Financial Condition

On October 21, 2003, Resource Bankshares Corporation issued a press release reporting its financial results for the fiscal quarter ended September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such filing.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resource Bankshares Corporation

By:	/s/ T. A. Grell, Jr.

T. A. Grell, Jr., President

Date: October 23, 2003

Exhibit No.	Description of Exhibits

99.1	Press Release Dated October 21, 2003